Exhibit 10.1

[Entity Version]

FORM OF CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made as of [●], 2024, between Captivision Inc., a Cayman Islands exempted company (the “Company”), Captivision Korea Inc. (f/k/a GLAAM Co., Ltd.), a corporation (chusik hoesa) organized under the laws of the Republic of Korea (“Captivision Korea”) and [●], a [●] (the “Contributor”). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 4 hereof.

RECITALS

WHEREAS, Captivision Korea is a wholly-owned subsidiary of the Company;

WHEREAS, Captivision Korea and Contributor are parties to that certain [name of agreement], dated as of [●] (the “[●]”), having an outstanding aggregate balance as of the date hereof of $[●] (the “Contributed Debt”); and

WHEREAS, subject to the terms and conditions of this Agreement, Contributor desires to contribute the Contributed Debt to the Company in exchange for the issuance by the Company of the Shares (as defined below).

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement agree as follows:

Section 1.
Authorization and Debt Contribution.
(a)
Authorization of the Shares. The Company has authorized the issuance to the Contributor of an aggregate of [●] of its ordinary shares, par value $0.0001 per share (the “Shares”) as set forth below.
(b)
Debt Contribution. As of the date hereof, the Contributor hereby contributes, conveys, assigns and transfers to the Company and, subject to the terms and conditions set forth herein, the Company hereby accepts the contribution, conveyance, assignment and transfer of, the Contributed Debt and in exchange therefor hereby issues to the Contributor the Shares, free and clear of all Liens.
(c)
Cancellation of Debt. Effective as of immediately following the consummation of the transactions set forth in Section 1(b), the [name of agreement] is hereby cancelled and terminated.
(d)
Price for Issuance of the Shares. The issuance price per share for the Shares shall be $3.00.
Section 2.
Representations and Warranties of the Company. The Company hereby represents and warrants to the Contributor that as of the date hereof:
(a)
The Company is duly incorporated, validly existing and in good standing (or such equivalent concept to the extent it exists under the laws of the Cayman Islands) under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted in all material respects and to enter into, deliver, and perform its obligations under this Agreement in all material respects. Captivision Korea is duly incorporated, validly existing and in good standing (or such equivalent concept to the extent it exists under the laws of the Republic of Korea) under the laws of the Republic of Korea, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted in all material respects and to enter into, deliver, and perform its obligations under this Agreement in all material respects.
(b)
This Agreement (including the transactions contemplated herein) has been duly authorized and validly executed and delivered by the Company and Captivision Korea and, assuming that this Agreement constitutes the valid and binding obligation of Contributor, is the valid and binding obligation of the Company and Captivision Korea and is enforceable against the Company and Captivision Korea in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) general principles of equity, whether considered at law or equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).
(c)
The Shares have been duly authorized and issued and when delivered to Contributor and registered with the Company’s transfer agent, the Shares will be validly issued, fully paid, free and clear of any liens or other encumbrances (other than those arising under applicable securities laws), and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s memorandum and articles of association, under the laws of the Cayman Islands, under any agreement or instrument to which the Company is a party or by which the Company is bound, or otherwise.
(d)
The execution, delivery and performance of this Agreement and all transactions contemplated in connection with this Agreement by the Company does not conflict with, violate or result in the breach of, or create any lien or encumbrance on the Shares pursuant to, any agreement, permit, license, instrument, order, judgment, decree, law, rule or governmental regulation to which the Company is a party or is subject or by which the Shares are bound.
(e)
There are no actions, suits, proceedings, orders, investigations or claims pending or, to the Company’s knowledge, threatened against or affecting the Company at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement) which would have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its subsidiaries; and to the Company’s knowledge, the Company and its subsidiaries are not subject to any such governmental investigations or inquiries. The Company and its subsidiaries are not subject to any judgment, order or decree of any court or other governmental agency which would have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its subsidiaries.
Section 3.
Representations and Warranties of the Contributor. The Contributor hereby represents and warrants to the Company that as of the date hereof:
(a)
Contributor has been duly formed or incorporated and is validly existing and in good standing (or such equivalent concept to the extent it exists under the laws of the jurisdiction of incorporation or formation) under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver, and perform its obligations under this Agreement.
(b)
This Agreement (including the transactions contemplated herein) has been duly authorized, validly executed and delivered by Contributor. Assuming that this Agreement constitutes the valid and binding agreement of the Company, this Agreement is the valid and binding obligation of Contributor and is enforceable against Contributor in accordance with its terms, except as may be limited

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or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) general principles of equity, whether considered at law or equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).
(c)
The execution and delivery of this Agreement and the performance by Contributor of its obligations under this Agreement, including the consummation of the other transactions contemplated herein (i) are fully consistent with Contributor’s financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to Contributor and (iii) are a fit, proper and suitable investment for Contributor, notwithstanding the substantial risks inherent in investing in or holding the Shares.
(d)
The execution and delivery of this Agreement and the performance by Contributor of its obligations under this Agreement, including the consummation of the other transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Contributor, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Contributor is a party, or by which Contributor is bound or to which any of the property or assets of Contributor is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of, or prevent, impair, delay or impede the legal authority of, Contributor to enter into and timely perform in any material respect its obligations under this Agreement (a “Contributor Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of Contributor, or (iii) result in any violation of any law, statute or any judgment, order, rule, regulation or other legally enforceable requirement of any court or governmental agency or body, domestic or foreign, having jurisdiction over Contributor or any of its properties that would reasonably be expected to have a Contributor Material Adverse Effect.
(e)
Contributor is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by Contributor of this Agreement, except for the report on the acquisition of securities to be filed with the Bank of Korea.
(f)
Contributor is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act), in each case, satisfying the applicable requirements set forth in the Securities Act, (ii) an “institutional account” as defined in FINRA Rule 4512(c) (and accordingly, Contributor is aware that this transaction meets the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J)), (iii) if resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market (the “EU Prospectus Regulation”), (iv) if resident in the United Kingdom, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”), (v) acquiring the Shares only for its own account and not for the account of others, or if Contributor is acquiring the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an “accredited investor” and Contributor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgments, representations, warranties, and agreements herein on behalf of each owner of each such account, and (vi) not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other

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securities laws of the United States or any other jurisdiction. Contributor is not an entity formed for the specific purpose of acquiring the Shares.
(g)
Contributor is a sophisticated investor, experienced in investing in securities transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised independent judgment in evaluating its participation in the acquisition of the Shares.
(h)
Contributor understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, or any “offer of securities to the public” within the meaning of the EU Prospectus Regulation or the UK Prospectus Regulation, and that the Shares have not been registered under the Securities Act or any other securities laws of the United States or any other jurisdiction, and as a result, the distribution of the Shares to Contributor is being made pursuant to an exemption from registration under the Securities Act. Contributor understands that the Shares may not be resold, transferred, pledged, or otherwise disposed of by Contributor absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act, or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entries representing the Shares (if any) shall contain a legend to such effect. Contributor acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act and will not be immediately eligible for resale pursuant to Rule 144 promulgated under the Securities Act. Contributor understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Contributor may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Contributor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge, or transfer of any of the Shares. By making the representations herein, Contributor does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.
(i)
Contributor understands and agrees that Contributor is acquiring the Shares directly from the Company. Contributor further acknowledges that there have been no representations, warranties, covenants, or agreements made to Contributor by the Company or any of its affiliates or control persons, officers, directors, employees, agents, partners or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in this Agreement, and Contributor is not relying on any representations, warranties or covenants other than those made by the Company expressly set forth in this Agreement.
(j)
Contributor represents and warrants that it (i) is acquiring the Shares for investment, (ii) has no current plan or intention to dispose of or otherwise transfer the Shares and (iii) is under no binding agreement to dispose of or otherwise transfer the Shares.
(k)
Contributor represents and warrants that either (i) it is not a Benefit Plan Investor, as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (ii) its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable Similar Law (as defined below).

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(l)
In making its decision to acquire the Shares, Contributor represents that it has relied solely upon independent investigation made by Contributor and the Company’s representations, warranties and agreements in Section 2 hereof. Contributor acknowledges and agrees that Contributor has received access to and has had an adequate opportunity to review and understand such financial and other information as Contributor deems necessary in order to make an investment decision with respect to the Shares, including with respect to the Company, the acquisition of the Shares or the other transactions contemplated by the Agreement and has made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Contributor’s investment in the Shares. Without limiting the generality of the foregoing, Contributor acknowledges that it has had an opportunity to review the documents made available to Contributor by the Company, (the “Disclosure Package”), provided by the Company and any such documents available on the Securities and Exchange Commission’s (the “Commission”) EDGAR system. Contributor represents and agrees that Contributor and Contributor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers, and obtain such information as Contributor and such Contributor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares and conducted and completed their own independent diligence concerning the Company, the Shares, the offer of the Shares and the other transactions contemplated by this Agreement. Based upon such information as Contributor has deemed appropriate, Contributor has independently made its own analysis and decision to acquire the Shares and enter into the transactions contemplated herein. Except for the representations, warranties and agreements of the Company expressly set forth in this Agreement, Contributor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Company or the Shares, the offer of the Shares or the other transactions contemplated by this Agreement.
(m)
Contributor became aware of this transaction solely by means of direct contact between Contributor, on the one hand, and the Company or its representatives, on the other hand. The Shares were offered to Contributor solely by such direct contact. Contributor did not become aware of this transaction, nor were the Shares offered to Contributor, by any other means. Contributor acknowledges that the Shares (i) were not offered to it by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, and (ii) are not being offered to it in a manner involving a public offering under, or, to its knowledge, in a distribution in violation of, the Securities Act or any other applicable securities laws.
(n)
Contributor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Disclosure Package and the Company’s documents filed with the Commission. Contributor is a sophisticated institutional investor, is able to fend for itself in the transactions contemplated herein, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares. Contributor acknowledges that Contributor shall be responsible for any of Contributor’s tax liabilities that may arise as a result of the transactions contemplated by this Agreement, and that neither the Company nor any of its agents or affiliates, have provided any tax advice or any other representation or guarantee, whether written or oral, regarding the tax consequences of the transactions contemplated by this Agreement. Contributor understands and acknowledges that the transaction hereunder meets the institutional customer exemption under FINRA Rule 2111(b).
(o)
Contributor represents and acknowledges that Contributor, alone, or together with its professional advisor(s), if any, has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Contributor and that Contributor is able at this time and in the foreseeable future to bear the economic risk of a total loss of Contributor’s investment in the Company. Contributor acknowledges specifically that a possibility of total loss exists.

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(p)
Contributor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the acquisition of the Shares or made any findings or determination as to the fairness of an investment in the Shares.
(q)
Neither Contributor nor any of its directors, officers, employees or other persons acting on behalf of Contributor for the purposes of this Agreement is (i) a person or entity named on any sanctions list maintained by (A) the U.S. Department of the Treasury’s Office of Foreign Assets Control, including, but not limited to, the List of Specially Designated Nationals and Blocked Persons, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, (B) the European Union, (C) the United Nations Security Council, (D) the government of the United Kingdom, including HM Treasury, or (E) any individual European Union member state (clauses (A)-(E), collectively, “Sanctions Bodies” and the sanctions lists maintained by the Sanctions Bodies, the “Sanctions Lists”), (ii) 50% or more owned or controlled by, or acting on behalf of, a person, that is named on a list maintained by any Sanctions Body, (iii) organized, incorporated, established, located, resident in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of Cuba, Iran, North Korea, Syria, the Crimea region and the non-government controlled areas of the Zaporizhzhia and Kherson regions of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other country or territory embargoed or subject to substantial trade restrictions by any Sanctions Body, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Subscriber”). Contributor represents that, if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Contributor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Contributor also represents that, to the extent that Contributor is not a natural person, it maintains policies and procedures reasonably designed to ensure compliance with sanctions programs administered by the United States, United Nations, European Union, or any individual European Union member state, the United Kingdom or any other relevant governmental authority, including for the screening of its investors against any lists maintained by a Sanctions Body.
(r)
If Contributor is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) and (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with the ERISA Plans, the “Plans”), then Contributor represents and warrants that neither the Company nor any of its affiliates (the “Transaction Parties”) has provided investment advice or has otherwise acted as the Plan’s fiduciary with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision to acquire and hold the Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with Contributor’s investment in the Shares.
(s)
Contributor is not currently (and at all times through the execution of this Agreement will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision), including any group acting for the purpose of acquiring, holding, or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

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(t)
Contributor hereby acknowledges and agrees that it will not, nor will any person acting at Contributor’s direction or pursuant to any understanding with Contributor, directly or indirectly offer, sell, pledge, contract to sell, sell any option, engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, including all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers, of the Shares until the consummation of this trasnaction.
(u)
To Contributor’s knowledge, no foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the acquisition by Contributor of the Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the consummation of this transaction as a result of the acquisition of the Shares hereunder.
(v)
No broker, finder or other financial consultant has acted on behalf of or at the direction of Contributor in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company or any of its subsidiaries.
(w)
Contributor acknowledges that (i) the Company currently has, and later may come into possession of, information regarding the Company that is not known to Contributor and that may be material to enter into this Agreement (“Excluded Information”), and (ii) Contributor has determined to enter into this Agreement to acquire the Shares notwithstanding Contributor’s lack of knowledge of the Excluded Information.
(x)
Contributor acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.
Section 4.
Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Liens” means any mortgages, claims, liens, security interests, pledges, charges or other restrictions or encumbrances of any kind or character whatsoever.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

Section 5.
Registration Statement.
(a)
The Company agrees to use its commercially reasonable efforts to file with the Commission (at the Company’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Shares within thirty (30) calendar days after the consummation of the transaction (the “Filing Date”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as promptly as practicable after the filing thereof but no later than the earlier of (i) the sixtieth (60th) calendar day following the consummation of the transaction (or

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ninetieth (90th) day if the Commission notifies the Company that it will review the Registration Statement) and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Shares in the Registration Statement are contingent upon Contributor furnishing a completed and executed selling shareholders questionnaire in customary form to the Company that contains the information required by Commission rules for a Registration Statement regarding Contributor, the securities of the Company held by Contributor, and the intended method of disposition of the Shares to effect the registration of the Shares, and Contributor shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided further, that in connection with the foregoing, Contributor shall not be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. The Company will provide a draft of the Registration Statement to Contributor for review at least three (3) Business Days in advance of the filing of the Registration Statement, provided that in no event shall the Company be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Contributor’s review. In the case of the registration effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform Contributor as to the status of such registration. Notwithstanding anything to the contrary in this Agreement, in no event shall Contributor be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided that if the Commission requests that Contributor be identified as a statutory underwriter in the Registration Statement, Contributor will have an opportunity to withdraw from the Registration Statement. Any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above. For purposes of this Section 5, “Shares” includes any Ordinary Shares or other equity securities of the Company issued or issuable with respect to the Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event.
(b)
At its expense, the Company shall:
(i)
except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption, or compliance under applicable securities laws which the Company determines to obtain, continuously effective with respect to Contributor, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) Contributor ceases to hold any Shares; (ii) the date all Shares held by Contributor may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions that may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and (iii) two (2) years from the Effectiveness Date;
(ii)
advise Contributor within five (5) Business Days (or such earlier date as specified):
(1)
within two (2) Business Days of when a Registration Statement or any post-effective amendment thereto has become effective;

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(2)
within two (2) Business Days after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;
(3)
of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
(4)
subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Contributor of such events, provide Contributor with any material, nonpublic information regarding the Company or any of its subsidiaries other than to the extent that providing notice to Contributor of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding the Company. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any subsidiaries, the Company shall simultaneously furnish such notice with the Commission pursuant to a Current Report on Form 6-K.

(iii)
use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;
(iv)
upon the occurrence of any event contemplated above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document, so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(v)
use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the ordinary shares of the Company are then listed; and
(vi)
use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Shares contemplated herein.
(c)
Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of ordinary

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shares which is equal to the maximum number of ordinary shares as is permitted by the Commission. In such event, the number of ordinary shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders, and the Company shall use its commercially reasonable efforts to file with the Commission, as promptly as practicable and as allowed by the Commission, one or more registration statements to register the resale of those Shares that were not registered on the initial Registration Statement, as so amended. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) Business Days thereafter, the Company shall file the final prospectus under Rule 424 of the Securities Act.
(d)
Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the filing or effectiveness of the Registration Statement, and from time to time to require Contributor not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Company’s board of directors reasonably believes, upon advice of reputable external counsel, would require additional disclosure by the Company in the Registration Statement of material information that (x) the Company has a bona fide business purpose for keeping confidential or (y) cannot be immediately provided, and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Company’s board of directors, upon advice of reputable external counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than three (3) occasions or for more than ninety (90) consecutive calendar days, or more than one-hundred-twenty (120) total calendar days, in each case during any twelve (12)-month period. Upon receipt by Contributor of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Contributor agrees that (a) it will immediately discontinue offers and sales of the Shares under the Registration Statement until Contributor receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (b) it will maintain the confidentiality of any information included in such written notice delivered by the Company. If so directed by the Company, Contributor will deliver to the Company or, in Contributor’s sole discretion destroy, all copies of the prospectus covering the Shares in Contributor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (1) to the extent Contributor is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory, or professional requirements, or (B) in accordance with a bona fide pre-existing document retention policy, or (2) to copies stored electronically on archival servers as a result of automatic data back-up.
(e)
The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Contributor (to the extent a seller under, or named as a selling shareholder in, the Registration Statement), its officers, directors, partners, members, managers, employees, advisers and agents, and each person who controls Contributor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against all reasonable and documented out-of-pocket losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees in connection with defending any of the foregoing) and expenses (collectively, “Losses”), as incurred, caused by any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out

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of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Contributor furnished in writing to the Company by Contributor expressly for use therein; provided, however, that the indemnification contained in this Section 5(e) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company, nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner or (B) in connection with any offers or sales effected by or on behalf of Contributor in violation of this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Shares by Contributor.
(f)
Contributor shall indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, in each case, to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Contributor furnished in writing to the Company by Contributor expressly for use therein; provided, however, that the indemnification contained in this Section 5(f) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Contributor, nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner or (B) in connection with any offers or sales effected by or on behalf of Contributor in violation of this Agreement. Notwithstanding anything to the contrary herein, in no event shall the liability of Contributor be greater in amount than the dollar amount of the net proceeds received by Contributor upon the sale of the Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Shares by Contributor.
(g)
For the purposes of this Agreement, “Indemnifying Party” shall mean the party with an obligation to indemnify another party pursuant to Section 5(e) or Section 5(f) (as applicable) and “Indemnified Party” shall mean the party seeking indemnification pursuant to Section 5(e) or Section 5(f) (as applicable). The Indemnified Party shall promptly notify the Indemnifying Party in writing of the institution, threat or assertion of any proceeding against the Indemnified Party that the Indemnified Party believes relates to Losses the subject of indemnification pursuant to Section 5(e) or Section 5(f) (as applicable) and of which such Indemnified Party is aware (a “Third Party Proceeding”). In the case of any delay or failure by an Indemnified Party to provide the notice required by the preceding sentence, the obligation of the Indemnifying Party to indemnify the Indemnified Party shall be reduced to the extent that such Indemnifying Party is prejudiced by such delay or failure. The Indemnifying Party will be entitled to participate in any Third Party Proceeding and to assume the defense thereof with counsel it elects, in its sole discretion, and in the event the Indemnifying Party assumes such defense, the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to the entry

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of any judgment or enter into any settlement that is not both fully resolved or settled (i) in all respects by the payment of money damages alone and no other form of relief (and such money damages are so paid in full by the Indemnifying Party pursuant to the terms of such order or settlement) and (ii) with an unconditional release by the claimant or plaintiff of the Indemnified Party and its affiliates from all liability in respect to such claim or litigation.
(h)
If the indemnification provided under Section 5(e) or Section 5(f) from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be subject to the limitations set forth in Section 5(e) or Section 5(f) and deemed to include any external legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(h) from any person who was not guilty of such fraudulent misrepresentation. Contributor’s obligation to make a contribution pursuant to this Section 5(h) shall be individual, not joint and several, and in no event shall the liability of Contributor hereunder be greater in amount than the dollar amount of the net proceeds received by Contributor upon the sale of the Shares giving rise to such obligation.
(i)
Subject to receipt from Contributor by the Company and the transfer agent for the Shares (the “Transfer Agent”) of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent (which shall not include a legal opinion) in connection therewith, and, if required by the Transfer Agent, an opinion of Company’s counsel, in a form reasonably acceptable to the Transfer Agent, Contributor may request that the Company remove any legend from the certificates or book entry position evidencing the Shares as soon as reasonably practicable following such request and receipt of such representations and other documentation, following the earliest of such time as such Shares have been sold pursuant to an effective registration statement. If restrictive legends are no longer required for the Shares, the Company shall, in accordance with the provisions of this section and reasonably promptly following any request therefor from Contributor accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such Shares. The Company shall be responsible for the fees of the Transfer Agent and counsel to the Company associated with such request.
Section 6.
Miscellaneous.
(a)
Remedies. Each holder of Shares acquired hereunder shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

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(b)
Consent to Amendments. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holder of any Shares unless such modification, amendment or waiver is approved in writing by the Company and the Contributor. No other course of dealing between the Company and the holder of any Shares or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such holder.
(c)
Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Contributor or on its behalf.
(d)
Dealings with the Contributor. The Company acknowledges and agrees that the Contributor, its affiliates, stockholders, directors, managers, officers, controlling persons, partners, members, agents and employees shall not be obligated to satisfy any obligations of the Company (as provided for herein). The Company hereby waives, to the fullest extent permitted by applicable law, any claims and rights that it may otherwise have in connection with the matters described in this Section 6(d).
(e)
Assignment. Neither this Agreement nor any rights, interests, or obligations that may accrue to Contributor hereunder may be transferred or assigned without the prior written consent of the Company (other than the Shares acquired hereunder and then only in accordance with this Agreement). Notwithstanding the foregoing, this Agreement and any of Contributor’s rights and obligations hereunder may be assigned to one or more controlled affiliates of Contributor without the prior consent of the Company; provided that such assignee agree in writing pursuant to an agreement reasonably acceptable to the Company to be bound by the terms and conditions of this Agreement and makes the representations and warranties in Section 3 hereto. Upon such assignment by Contributor, the assignee shall become Contributor hereunder and have the rights and obligations provided for herein to the extent of such assignment.
(f)
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
(g)
Counterparts. This Agreement and any amendments hereto may be executed simultaneously in multiple counterparts (and may be delivered by means of facsimile transmission or electronic transmission in portable document format, which shall be treated in all manner and respects as an original signed version hereof delivered in person), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. No party hereto shall raise the use of a facsimile machine or electronic transmission in portable document format to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in portable document format as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
(h)
Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.
(i)
Governing Law. This Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of New York, without giving

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effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
(j)
Consent to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON‑EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S RESPECTIVE ADDRESS SET FORTH BELOW SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE FEDERAL COURTS OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(k)
Waiver of Jury Trial. As a specifically bargained for inducement for each of the parties hereto to enter into this Agreement (after having the opportunity to consult with counsel), each party hereto expressly waives the right to trial by jury in any lawsuit or proceeding relating to or arising in any way from this Agreement or the matters contemplated hereby.
(l)
Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or sent to the recipient by facsimile transmission or PDF attachment to e-mail. Such notices, demands and other communications shall be sent to the Contributor and to the Company at the address indicated below:

If to the Company:

Captivision Inc.

298-42 Chung-buk Chungang-ro Chung-buk,
Pyeong-taek, Gyounggi, Republic of Korea
Attention: Anthony R. Page
Email: AP@jaguargrowth.com

with a copy to (which shall not constitute notice to the Company):

Paul Hastings LLP
600 Travis Street, Fifty-Eighth Floor
Houston, Texas

‑ 14 ‑

77002
Attention: R. William Burns
Email: willburns@paulhastings.com

If to Captivision Korea:

Captivision Korea Inc.
298-42 Chung-buk Chungang-ro Chung-buk,
Pyeong-taek, Gyounggi, Republic of Korea
Attention: [●]
Email: [●]

with a copy to (which shall not constitute notice to the Company):

Yulchon LLC
Parnas Tower, 38F, 521 Teheran-ro,
Gangnam-gu, Seoul 06164, Korea
Attention: [●]
Email: [●]

If to the Contributor:

[●]

[●]

[●]
Attention: [●]
Email: [●]

Facsimile: [●]

with a copy to (which shall not constitute notice to the Contributor):

[●]
[●]
[●]
Attention:[●]
Email: [●]

Facsimile: [●]

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

Section 6. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement on the date first written above.

COMPANY:

CAPTIVISION INC.

By:_______________________________

Name: Gary R. Garrabrant

Its: Chief Executive Officer

CAPTIVISION KOREA INC.

By:_______________________________

Name:

Its:

CONTRIBUTOR:

[●]

By:_______________________________

Name:

Its: